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                                                                   Exhibit 10.2

                          Consent of Arthur Andersen

  As independent public accountants, we hereby consent to the incorporation of our report dated August 3, 2001, on the consolidated financial statements of NTT DoCoMo, Inc. for the year ended March 31, 2001, included in this Form 20-F as an exhibit, into the Nippon Telegraph and Telephone Corporation's previously filed Registration Statement (File No. 333-8264) on Form F-3.

/s/ Arthur Andersen

Tokyo, Japan
September 14, 2001